Exhibit 10.3

amendment to backstop commitment agreement

This Amendment to the Backstop Commitment Agreement (this “First Amendment”), effective as of June 13, 2019, is made by and among Legacy Reserves Inc., an Delaware Corporation (as a debtor in possession and a reorganized debtor, as applicable, the “Company”), on behalf of itself and the other Debtors, on the one hand, and each of the Backstop Parties set forth on Schedule 1 thereto (each referred to herein, individually, as a “Backstop Party” and, collectively, as the “Backstop Parties”), on the other hand.

Except as defined herein, capitalized terms used herein shall have the meanings, if any, assigned to such terms in the Backstop Commitment Agreement.

RECITALS

A.          Each of the Parties are parties to that certain Backstop Commitment Agreement (the “Backstop Commitment Agreement”), dated June 10, 2019, among the Parties hereto.

B.          The Parties hereby desire to make certain amendments to the Backstop Commitment Agreement.

NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

SECTION 1.  Amendments.

The Backstop Commitment Agreement is hereby amended by adding new section 10.16 to ARTICLE 10 GENERAL PROVISIONS as follows:

“10.16.  Effectiveness.  This Agreement shall not be effective until such time as  a Noteholder Termination (as defined in the RSA) has occurred pursuant to the terms and provisions contained in the RSA.”

SECTION 2.  Miscellaneous.

Except as expressly set forth herein, all other terms of the Backstop Commitment Agreement shall remain in full force and effect, and nothing in this First Amendment shall be construed as modifying or amending any such terms unless otherwise expressly provided herein. For the avoidance of doubt, Section 10.04 of the Backstop Commitment Agreement, pertaining to governing law and venue, is hereby incorporated by reference herein.

[Signature pages to follow]

IN WITNESS WHEREOF, this First Amendment to the Backstop Commitment Agreement has been executed by the Parties hereto as of the date first written above.

LEGACY RESERVES INC.

By:	/s/ James Daniel Westcott
Name: James Daniel Westcott
Title: Chief Executive Officer

[Signature Page to Amendment No. 1 to Backstop Commitment Agreement]

GSO ENERGY SELECT OPPORTUNITIES FUND AIV-3 LP By: GSO Energy Select Opportunities Associates, LLC, its general partner

By:	/s/ Marisa J Beeney
Name: Marisa. J Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Backstop Commitment Agreement]

GSO ENERGY PARTNERS-A LP By: GSO Energy Partners-A Associates LLC, its general partner

By:	/s/ Marisa J Beeney
Name: Marisa. J Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Backstop Commitment Agreement]

GSO Energy Partners-B LP By: GSO Energy Partners-B Associates, LLC, its general partner

By:	/s/ Marisa J Beeney
Name: Marisa. J Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Backstop Commitment Agreement]

GSO ENERGY PARTNERS-C LP By: GSO Energy Partners-C Associates LLC, its general partner

By:	/s/ Marisa J Beeney
Name: Marisa. J Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Backstop Commitment Agreement]

GSO ENERGY PARTNERS-C II LP By: GSO Energy Partners-C Associates II LLC, its general partner

By:	/s/ Marisa J Beeney
Name: Marisa. J Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Backstop Commitment Agreement]

GSO ENERGY PARTNERS-D LP By: GSO Energy Partners-D Associates LLC, its general partner

By:	/s/ Marisa J Beeney
Name: Marisa. J Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Backstop Commitment Agreement]

GSO PALMETTO OPPORTUNISTIC INVESTMENT PARTNERS LP By: GSO Palmetto Opportunistic Associates LLC, its general partner

By:	/s/ Marisa J Beeney
Name: Marisa. J Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Backstop Commitment Agreement]

GSO CSF III AIV-3 LP By: GSO Capital Solutions Associates III LP, its general partner

By:	/s/ Marisa J Beeney
Name: Marisa. J Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Backstop Commitment Agreement]

GSO ADGM I LGCY LP By: GSO Anguille des Grand Montets Associates LLC, its general partner

By:	/s/ Marisa J Beeney
Name: Marisa. J Beeney
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to Backstop Commitment Agreement]